UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2004




                         The Robert Mondavi Corporation
             (Exact name of registrant as specified in its charter)


            California                  33-61516               94-2765451
 -------------------------------  -------------------   ------------------------
 (State or other jurisdiction of   (Commission File         (I.R.S. Employer
  incorporation or organization)        Number)            Identification No.)


              841 Latour Court
              Napa, California                                 94558
  ----------------------------------------             ---------------------
  (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:             (707) 226-1395



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURES.

     On June 30, 2004 The Robert Mondavi Corporation issued the press release attached as Exhibit A to this report.





SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            The Robert Mondavi Corporation
                                                (Registrant)

Date:    June 30, 2004              By:  /s/ Henry J. Salvo, Jr.
      ----------------------            ----------------------------------------
                                            Henry J. Salvo, Jr.
                                            Executive Vice President,
                                            Chief Financial Officer